Exhibit 10.24

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

        Portions of this Exhibit 10.24 have been omitted based upon a request for confidential treatment. This Exhibit 10.24, including the non-public information, has been filed separately with the Securities and Exchange Commission. "[*]" designates portions of this document that have been redacted pursuant to the request for confidential treatment filed with the Securities and Exchange Commission.

        THIS AMENDMENT NO. 3 dated as of November 16, 2005 to SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "Amendment") is entered into among AFC FUNDING CORPORATION, an Indiana corporation (the "Seller"), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the "Servicer"), FAIRWAY FINANCE COMPANY, LLC (as successor to Fairway Finance Corporation), a Delaware limited liability company (the "Purchaser"), and HARRIS NESBITT CORP. (as successor to BMO NESBITT BURNS CORP.), a Delaware corporation, as agent for Purchaser and as the initial agent (the "Agent").

R E C I T A L S

        A.    The Seller, the Servicer, the Purchaser and the Agent are parties to that certain Second Amended and Restated Receivables Purchase Agreement dated as of June 15, 2004, as may be amended, amended and restated, supplemented or otherwise modified from time to time (the "Agreement").

        B.    The Seller, the Servicer, the Purchaser and the Agent desire to amend the Agreement as hereinafter set forth.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1.    Certain Defined Terms.    Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

        2.    Amendments to Agreement.    The Agreement is amended as follows:

  2.1
  Section 2.2 is hereby amended to add the following sentence to the end of such Section 2.2: "The Agent shall obtain confirmation of the then-current rating of the Notes from S&P prior to waiving the occurrence of any Termination Event of the type described in clause (j) of Exhibit V hereto."

  2.2
  Schedule II is amended in its entirety to read as set forth in Schedule II hereto.

  2.3
  Clause (n) of Exhibit V to the Agreement and clause (o)(iii)(A) of Exhibit IV are each hereby amended to replace the number [*] therein with the number [*].

  2.4
  Clause (q)(i) of Exhibit IV to the Agreement is hereby amended to add the following sentence to the end of such clause: "The Seller shall obtain confirmation of the then-current rating of the Notes from S&P prior to amending the Seller's articles of incorporation."

  2.5
  Clause (k) to the definition of Eligible Receivable in Exhibit I to the Agreement is hereby amended in its entirety to read as follows: [*]

  2.6
  Clause (g) of Exhibit IV to the Agreement is hereby amended to add the following sentence thereto:

            Neither the Seller nor the Servicer shall make any material change to its standard operating practices or procedures with respect to the Receivables Pool (including, by way of example, its practice of granting waivers relative to the Credit and Collection Policy) without providing each Rating Agency and the Control Party prior written notice thereof to the extent such change would impact a material portion of the Receivables Pool (for the avoidance of doubt, any change which affects 10% of the Receivables Pool shall be considered a change which impacts a material portion of the Receivables Pool).

        3.    Representations and Warranties.    Each of the Seller and the Servicer hereby represents and warrants to the Agent and the Purchaser as follows:

          (a)    Representations and Warranties.    The representations and warranties of such Person contained in Exhibit III and Exhibit VII to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

          (b)    Enforceability.    The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

          (c)    Termination Event.    No Termination Event or Unmatured Termination Event has occurred and is continuing.

        4.    Effectiveness.    This Amendment shall become effective as of the date hereof upon receipt by the Agent of each of the counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.

        5.    Effect of Amendment.    Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Receivables Purchase Agreement," "this Agreement," "hereof," "herein" or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

        6.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        7.    Governing Law.    This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without reference to conflict of laws principles.

        8.    Section Headings.    The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AFC FUNDING CORPORATION
			By:	/s/ CURTIS L. PHILLIPS
			Name:	Curtis L. Phillips
			Title:	VP & Treasurer
AUTOMOTIVE FINANCE CORPORATION
			By	/s/ CURTIS L. PHILLIPS
			Name:	Curtis L. Phillips
			Title:	VP & Treasurer
FAIRWAY FINANCE COMPANY, LLC
			By:	/s/ JILL A. GORDON
			Name:	Jill A. Gordon
			Title:	Vice President
HARRIS NESBITT CORP.
			By:	/s/ JOHN PAPPANO
			Name:	John Pappano
			Title:	Managing Director
Consented to:
BANK OF MONTREAL
By:	/s/ AMY K. DUMSER
	Name:	Amy K. Dumser
	Title:	Director

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